Exhibit 13.1

CERTIFICATION PURSUANT TO

RULE 13a-14(b)/RULE 15d-14(b)UNDER THE EXCHANGE ACT

AND 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Compugen Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to Rule 13a-14(b)/Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

1.          The Report fully complies with the requirements of Sections 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dr. Anat Cohen-Dayag
Title:    President and Chief Executive Officer
Date:    February 25, 2021

/s/ Ari Krashin
Title:    Chief Financial and Operating Officer
Date:    February 25, 2021